UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 19, 2011

SEMGROUP CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-34736	20-3533152
(Commission File Number)	(IRS Employer Identification No.)

Two Warren Place

6120 S. Yale Avenue, Suite 700

Tulsa, OK 74136-4216

(Address of Principal Executive Offices) (Zip Code)

(918) 524-8100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on August 31, 2011, SemStream, L.P., a Delaware limited partnership (“SemStream”) and a wholly-owned subsidiary of SemGroup Corporation (the “Company”), NGL Supply Terminal Company LLC, a Delaware limited liability company (“NGL Supply”), NGL Energy Partners LP, a Delaware limited partnership (“NGL”), and NGL Energy Holdings LLC, a Delaware limited liability company (“Holdings”), entered into a Contribution Agreement (“Contribution Agreement”). Pursuant to the Contribution Agreement, SemStream agreed to sell to NGL Supply substantially all of its assets, but excluding any equity interests or assets of SemStream Arizona Propane, L.L.C. In addition, SemStream will acquire 7.5% of the equity securities of Holdings, NGL’s general partner and holder of its incentive distribution rights.

As previously disclosed, on June 17, 2011, the Company entered into a Credit Agreement (the “Credit Agreement”) with certain subsidiaries of the Company, as guarantors (the “Guarantors”), the lenders party thereto (the “Lenders”), and The Royal Bank of Scotland plc, as administrative agent and collateral agent for the lenders (the “Agent”). On September 19, 2011, the Company entered into a Second Amendment to the Credit Agreement (the “Amendment”) with the Guarantors, the Lenders, and the Agent, which amended the Credit Agreement to permit SemStream to complete the sale of assets contemplated by the Contribution Agreement and the acquisition of the equity securities of Holdings.

A copy of the Amendment is filed as Exhibit 10 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion of the Amendment to the Credit Agreement in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed herewith.

Exhibit No.	Description

10	Second Amendment to the Credit Agreement, dated as of September 19, 2011, among the Company, certain subsidiaries of the Company, as guarantors, the lenders party thereto and The Royal Bank of Scotland plc, as administrative agent and collateral agent for the lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMGROUP CORPORATION

Date: September 23, 2011	By:	/s/ Robert N. Fitzgerald
Robert N. Fitzgerald
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibit is filed herewith.

Exhibit No.	Description

10	Second Amendment to the Credit Agreement, dated as of September 19, 2011, among the Company, certain subsidiaries of the Company, as guarantors, the lenders party thereto and The Royal Bank of Scotland plc, as administrative agent and collateral agent for the lenders.